October 3, 2011


SECURITIES  EXCHANGE
COMMISSION
450 Fifth Street, NW
Washington, DC 20549

Attn. Document Control



RE	American Depositary
Shares evidenced by One 1
American Depositary
Receipt representing
OneHalf of One 12 Share
of Motor Oil Hellas Corinth
Refineries.
       Form F6 File No.
333154398



Ladies and Gentlemen

Pursuant to Rule 424b3 under the
Securities Act of 1933, as
amended, on behalf of The Bank
of New York Mellon, as
Depositary for securities against
which American Depositary
Receipts are to be issued, we
attach a copy of the new
prospectus Prospectus reflecting
the removal of the Par Value.

As required by Rule 424e, the
upper right hand corner of the
Prospectus cover page has a
reference to Rule 424b3 and to
the file number of the registration
statement to which the Prospectus
relates.

Pursuant to Section III B of the
General Instructions to the Form
F6 Registration Statement, the
Prospectus consists of the ADR
certificate revised to remove the
reference to Par Value.

Please contact me with any
questions or comments at 212
8152221.


Sandra Bruno
Senior Associate
The Bank of New York Mellon
ADR Division

Encl.

CC Paul Dudek, Esq. Office of
International Corporate Finance






Depositary Receipts
101 Barclay Street, 22nd Floor West,
New York 10286